UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2024

VITRO BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41766	84-1012042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Cherry Creek Drive South, Suite 410 Denver, Colorado	80209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 848-7627

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On July 16, 2024, Vitro Biopharma, Inc. entered into a letter agreement (the “Target Agreement”) with Target Capital 16 LLC (“Target”). Pursuant to the Target Agreement, in consideration of an additional $300,000 paid by Target to the Company, the outstanding notes issued by the Company to Target under the purchase agreement, dated November, 16, 2023 (the “Purchase Agreement”), consisting of a (i) $2,500,000 original principal amount note dated November 16, 2023 (“First Note”) and (ii) $1,250,000 original principal amount note dated January 4, 2024 (the “Second Note,” and collectively with the First Note, the “Outstanding Notes”), each as amended by the letter agreement between the Company and Target, dated June 19, 2024, were consolidated, amended and restated into a new note (the “Consolidated Note”) under the Purchase Agreement. The Consolidated Note has a subscription amount of $3,300,000, an original issue discount of $825,000, and an original principal amount of $4,125,000, and otherwise has the same material terms as the Outstanding Notes.

In connection with the foregoing, the Company relied upon the exemption from registration provided under Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing descriptions of the Target Agreement and Consolidated Note are qualified by reference to the full text of such documents, which are incorporated by reference as exhibits to this report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information under Item 1.01 is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Target Agreement
10.2	Consolidated Note
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITRO BIOPHARMA, INC.

Date: July 22, 2024	By:	/s/ Christopher Furman
	Name:	Christopher Furman
	Title:	Chief Executive Officer